EXPERIENCE

PROSPECTUS

March 30, 2006

as amended May 11, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners

Mid Cap Core Fund

Class A, B, C, Y and 1 Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Legg Mason Partners

Mid Cap Core Fund

Contents

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

The fund is a separate investment fund of the Legg Mason Partners Investment Trust, a Massachusetts business trust.

Prior to April 7, 2006, the trust’s name was Smith Barney Investment Trust and the fund was named Smith Barney Mid Cap Core Fund. The fund’s investment objectives and strategies were not affected as a result of these changes.

Investments, risks and performance

Investment objective

The fund seeks long-term growth of capital.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of medium sized companies. Medium sized companies are those companies with market capitalization values of at least $1 billion and not exceeding (i) $10 billion or (ii) the highest month-end market capitalization value of any stock in the Russell Mid Cap Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of mid capitalization companies for purposes of the fund’s 80% investment policy. Equity securities include exchange traded and over-the-counter common stocks, preferred stocks, debt securities convertible into equity securities and warrants and rights relating to equity securities. The fund may also invest up to 25% of its assets in securities of foreign issuers both directly and through depositary receipts for those securities.

Selection process

The fund pursues a core growth investment strategy using a “growth at a reasonable price” approach. This means that the manager studies the fundamental characteristics of medium capitalization companies appropriate for the fund and from those fundamentals makes a judgment that certain companies are poised for growth and at the same time are available to the fund at a reasonable valuation. In selecting individual companies for investment, the manager considers:

■	Growth characteristics, including high historic growth rates and high relative growth compared with companies in the same industry or sector
■	Value characteristics, including relative attractiveness suggesting a security is mispriced in the market
■	Increasing profits and sales
■	Competitive advantages that could be more fully exploited by a company
■	Shareholder-oriented management teams committed to long-term growth
■	Potential for a long-term investment by the fund

The manager uses fundamental research to find stocks with strong growth potential and also uses quantitative analysis to determine whether these stocks are relatively undervalued or overvalued compared to stocks with similar fundamental characteristics. The manager’s quantitative valuations help to determine whether and when the fund will purchase or sell the stocks it identifies through fundamental research.

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Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of the following:

■	U.S. stock markets perform poorly relative to other types of investments
■	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
■	Foreign securities prices decline
■	Medium capitalization stocks fall out of favor with investors
■	The manager’s judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock proves to be incorrect

Because the fund invests primarily in medium capitalization companies, an investment in the fund may be more volatile and more susceptible to loss than an investment in a fund which invests primarily in large capitalization companies. Medium capitalization companies may have more limited product lines, markets and financial resources than large capitalization companies. They may have shorter operating histories and more erratic businesses, although they generally have more established businesses than small capitalization companies. The prices of medium capitalization stocks tend to be more volatile than the prices of large capitalization stocks.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of the U.S. stock market
■	Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large capitalization companies
■	Are willing to accept the risks of the stock market

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Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based unmanaged securities market index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class 1, A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart)

Highest: 23.91% in 4th quarter 1999; Lowest: (20.94)% in 3rd quarter 2001

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Average Annual Total Returns (for periods ended December 31, 2005)

	1 Year	5 Years	Since Inception	Inception Date
Class A
Return before taxes	2.75%	1.13%	11.52%	09/01/98

Return after taxes on distributions(1)	(1.83)%	0.21%	10.34%

Return after taxes on distributions and sale of fund shares(1)	1.63%	0.43%	9.45%

Other Classes (Return before taxes only)
Class 1	(0.93)%	0.46%	(1.21)%	09/12/00

Class B	2.67%	1.24%	11.46%	09/01/98

Class C	6.38%	1.42%	11.46%	09/01/98

Class Y	8.20%	2.55%	10.31%	12/03/98

S&P MidCap 400 Index(2)	12.56%	8.60%	14.87%	09/01/98

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class 1, Class B, Class C and Class Y shares will vary because of differences in sales charges and expenses.
(2)	The S & P MidCap 400 Index is a market-value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Index’s performance begins on September 1, 1998.
It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

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Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(fees paid directly from your investment)	Class 1	Class A		Class B	Class C	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	8.50%	5.00%		None	None	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None	*	5.00%	1.00%	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)	Class 1	Class A	Class B	Class C	Class Y
Management fee	0.75%	0.75%	0.75%	0.75%	0.75%

Distribution and service (12b-1) fees	0.00%	0.25%	1.00%	1.00%	0.00%

Other expenses	0.35%	0.22%	0.23%	0.25%	0.01%

Total annual fund operating expenses	1.10%	1.22%	1.98%	2.00%	0.76%

*	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waiver and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class 1 (with or without redemption)	$953	$1,170	$1,405	$2,076

Class A (with or without redemption)	$618	$868	$1,137	$1,904

Class B (redemption at end of period)	$701	$921	$1,167	$2,110	*

Class B (no redemption)	$201	$621	$1,067	$2,110	*

Class C (with redemption)	$303	$627	$1,077	$2,327

Class C (no redemption)	$203	$627	$1,077	$2,327

Class Y (with or without redemption)	$78	$243	$422	$942

*	Assumes conversion to Class A shares approximately eight years after purchase.

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More on the fund’s investments

Secondary investment practices

The fund may invest up to 20% of its assets in equity securities of companies other than medium sized companies.

Foreign investments

The fund may invest up to 25% of its assets in foreign securities directly or in the form of depositary receipts representing an interest in those securities. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many foreign countries the fund invests in have markets that are less liquid and more volatile than markets in the United States. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Short-term debt securities

While the fund intends to be substantially fully invested in equity securities, the fund may maintain up to 10% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates.
■	As a substitute for buying or selling securities
■	As a cash flow management technique.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

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Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are available in the SAI.

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Management

Manager

The fund’s investment manager is Smith Barney Fund Management LLC, (“SBFM” or the “manager”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments, oversees its operations and provides administrative services. A discussion regarding the basis for the board’s approval of the fund’s management agreement with SBFM is available in the fund’s annual report for the fiscal year ended November 30, 2005.

On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into an agreement to sell substantially all of its asset management business, which includes the manager, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. As a result, the manager, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850 billion.

Portfolio Managers

Brian M. Angerame is a Director and Portfolio Manager for the manager with day-to-day responsibility for managing the fund, including initiating buy/sell orders. He is a sector manager with coverage of consumer discretionary, consumer staples, and industrials. He joined the manager in 2000.

Derek J. Deutsch, CFA is a Director and Portfolio Manager for the manager with day-to-day responsibility for managing the fund, including initiating buy/sell orders and coordinating with research personnel. He is sector manager with coverage of healthcare and information technology. He joined the manager in 1999.

Peter C. Stournaras, CFA is a Director and Portfolio Manager for the manager with day-to-day responsibility for managing the fund, including initiating buy/sell orders and conducting quantitative analysis for the fund. He joined the manager in 1998.

The SAI provides additional information about the portfolio managers’ compensation, any other accounts managed by the portfolio managers, and any fund shares held by the portfolio managers and has more detailed information about the manager and other fund service providers.

Management fee

For its services, the manager received a fee during the fund’s last fiscal year equal on an annual basis to 0.75% of the fund’s average daily net assets.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”) serve as the fund’s distributors.

The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

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In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of SBFM, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc., located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

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The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the fund’s Board selected a new transfer agent for the fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

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Choosing a class of shares to buy

You can choose among the classes of shares described in this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker-dealers, financial intermediaries, financial institutions, Smith Barney Financial Advisors or PFS Registered Representatives (each called a “Service Agent”).
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Initial		Additional
	Classes A, B, C	Class Y	All Classes
General	$1,000	$15 million	$50

IRAs, Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts	$250	$15 million	$50

Qualified Retirement Plans*	$25	$15 million	$25

Simple IRAs	$1	n/a	$1

Monthly Systematic Investment Plans	$25	n/a	$25

Quarterly Systematic Investment Plans	$50	n/a	$50

*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) Plans

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B shares and Class C shares and certain Class A shares (within one year)
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

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Comparing the fund’s classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class Y	Class 1
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after 8 years ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Must invest at least $15 million ■ Lower annual expenses than the other classes	■ Higher initial sales charge ■ Only available to eligible Class 1 shareholders ■ Lower annual expenses than Class A, B and C
Initial sales charge	Up to 5.00%; reduced for large purchases and waived for certain investors. No charge for purchases of $1,000,000 or more	None	None	None	Up to 8.50% reduced for large purchases
Deferred sales charge	1.00% on purchases of $1,000,000 or more if you redeem within 1 year of purchase	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years	1.00% if you redeem within 1 year of purchase	None	None
Annual distribution and service fees	0.25% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	None	None
Exchange Privilege*	Class A shares of most Legg Mason Partners funds	Class B shares of most Legg Mason Partners funds	Class C shares of most Legg Mason Partners funds	Class Y shares of most Legg Mason Partners funds	Class 1 Shares of Legg Mason Partners funds that offer Class 1 shares and Class A shares of certain other Legg Mason Partners funds
*	Ask your Service Agent for the Legg Mason Partners funds available for exchange.

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Sales charges

Class A shares (available through certain Service Agents)

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker-dealer compensation that is paid out of the sales charge. For shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10% of the sales charge to LMIS. For shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $25,000	5.00	5.26	4.50

$25,000 but less than $50,000	4.25	4.44	3.83

$50,000 but less than $100,000	3.75	3.90	3.38

$100,000 but less than $250,000	3.25	3.36	2.93

$250,000 but less than $500,000	2.75	2.83	2.48

$500,000 but less than $1,000,000	2.00	2.04	1.80

$1,000,000 or more	-0-	-0-	up to 1.00	*

*	A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

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Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

■	Accumulation privilege – lets you combine the current value of Class A shares of the fund with all other shares of Legg Mason Partners funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge and shares of those money market fund shares noted below) and Legg Mason Partners S&P 500 Index Fund may not be combined. However, shares of Legg Mason Partners Exchange Reserve Fund and Class C shares of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Limited Term Municipals Fund, Smith Barney Money Funds, Inc. — Cash and Government Portfolios, Legg Mason Partners Short Duration Municipal Income Fund, and Legg Mason Partners Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of intent – lets you purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares has been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Legg Mason Partners fund shares that are subject to a sales charge and are purchased during the 13-month period by
☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be

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treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Advisor, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge and shares of those money market funds noted below) and Legg Mason Partners S&P 500 Index Fund may not be combined. However, shares of Legg Mason Partners Exchange Reserve Fund and Class C shares of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Limited Term Municipals Fund, Smith Barney Money Funds, Inc. — Cash and Government Portfolios, Legg Mason Partners Short Duration Municipal Income Fund, and Legg Mason Partners Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of NASD members
■	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with CGMI.
■	Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor’s Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	5%	4%	3%	2%	1%	0%

16         Legg Mason Partners Funds

LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the deferred sales charges paid upon certain redemptions. Service Agents also receive a service fee at an annual rate of 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners fund
Eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class 1 Sales Charge (available through certain Service Agents)

Class 1 shares are offered to eligible Class 1 shareholders at the next determined net asset value plus a sales charge. You do not pay a sales charge on a fund’s distributions or dividends that you reinvest in additional Class 1 shares.

You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints.

Amount of purchase	Sales Charge as a % of offering price	Sales Charge as a % of net amount invested	Broker/Dealer Commission as a % of offering price
Less than $10,000	8.50	9.29	7.00

$10,000 but less than $25,000	7.75	8.40	6.25

$25,000 but less than $50,000	6.00	6.38	5.00

$50,000 but less than $100,000	4.50	4.71	3.75

$100,000 but less than $250,000	3.50	3.63	3.00

$250,000 but less than $400,000	2.50	2.56	2.00

$400,000 but less than $600,000	2.00	2.04	1.60

$600,000 but less than $5,000,000	1.00	1.01	0.75

$5,000,000 or more	0.25	0.25	0.20

Legg Mason Partners Mid Cap Core Fund         17

Class C shares (available through certain Service Agents)

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

LMIS will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class Y shares (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

18         Legg Mason Partners Funds

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI or visit the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

Legg Mason Partners Mid Cap Core Fund         19

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■ Class of shares being bought

■ Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■ Write the fund at the following address:

Legg Mason Partners Investment Trust
Legg Mason Partners Mid Cap Core Fund

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■ Enclose a check to pay for the shares. For initial purchases, complete and send an account application

■ For more information, please call Shareholder Services
at 1-800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■ Amounts transferred should be at least $25 monthly or $50 quarterly

■ If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

20         Legg Mason Partners Funds

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners funds. Be sure to read the prospectus of the Legg Mason Partners fund into which you are exchanging. An exchange is a taxable transaction.

■ You may exchange shares only for shares of the same class of another Legg Mason Partners fund. Class 1 shares may also be exchanged for Class A shares of certain Legg Mason Partners funds. Not all Legg Mason Partners funds offer all classes

■ Not all Legg Mason Partners funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

■ Exchanges of Class A, Class B, Class C and Class 1 shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to the deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at
1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at
1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.
You can make telephone exchanges only between accounts that have identical registrations.
By mail	If you do not have a brokerage account, contact your Service Agent or write to the transfer agent at the address on the following page.

Legg Mason Partners Mid Cap Core Fund         21

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (document transferring ownership of certificate) before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears which may take up to 10 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the applicable address:

■ For clients of a PFS Registered Representative, write PFPC Inc. c/o Primerica Shareholder Services at the following address:

PFPC Inc.

c/o Primerica Shareholder Service

P.O. Box 9662

Providence, Rhode Island 02940-9662

■ For all other investors, send your request to PFPC Inc. at the following address:

Legg Mason Partners Investment Trust

Legg Mason Partners Mid Cap Core Fund

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The fund name and your account number

■ The class of shares and the dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

22         Legg Mason Partners Funds

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans	You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

Legg Mason Partners Mid Cap Core Fund         23

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to

24         Legg Mason Partners Funds

make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent, the transfer agent or consult the SAI.

Frequent Purchases and Sales of Fund Shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the board of trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits

Legg Mason Partners Mid Cap Core Fund         25

short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the board of trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

26         Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and Distributions

The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the funds.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income, potentially taxable at long-term capital gain rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and

Legg Mason Partners Mid Cap Core Fund         27

any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

28         Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class, the fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The board of trustees has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the board of trustees. The board of trustees has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

Legg Mason Partners Mid Cap Core Fund         29

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent of the fund before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the transfer agent before the transfer agent’s close of business.

30         Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class of the fund for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a Class A(1) share of beneficial interest outstanding throughout each year ended November 30:

	2005	2004	2003	2002	2001
Net asset value, beginning of year	$21.65	$19.86	$16.55	$18.63	$19.89

Income (loss) from operations:
Net investment income (loss)	0.01	(0.07)	(0.07)	(0.08)	(0.02)
Net realized and unrealized gain (loss)	2.28	1.86	3.38	(2.00)	(1.24)

Total income (loss) from operations	2.29	1.79	3.31	(2.08)	(1.26)

Less distributions from:
Net realized gains	(2.92)	—	—	—	—

Total distributions	(2.92)	—	—	—	—

Net asset value, end of year	$21.02	$21.65	$19.86	$16.55	$18.63

Total return(2)	11.27%	9.01%	20.00%	(11.16)%	(6.33)%

Net assets, end of year (000s)	$389,863	$382,966	$355,954	$274,613	$301,707

Ratios to average net assets:
Gross expenses	1.22%	1.19%	1.22%	1.19%	1.16%
Net expenses	1.22	1.16 (3)	1.22	1.19	1.16
Net investment income (loss)	0.06	(0.37)	(0.39)	(0.43)	(0.12)

Portfolio turnover rate	93%	79%	104%	87%	49%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(3)	The manager voluntarily waived a portion of its fees.

Legg Mason Partners Mid Cap Core Fund         31

For a Class B(1) share of beneficial interest outstanding throughout each year ended November 30:

	2005	2004	2003	2002	2001
Net asset value, beginning of year	$20.65	$19.08	$16.02	$18.16	$19.54

Income (loss) from operations:
Net investment loss	(0.15)	(0.22)	(0.18)	(0.20)	(0.17)
Net realized and unrealized gain (loss)	2.15	1.79	3.24	(1.94)	(1.21)

Total income (loss) from operations	2.00	1.57	3.06	(2.14)	(1.38)

Less distributions from:
Net realized gains	(2.92)	—	—	—	—

Total distributions	(2.92)	—	—	—	—

Net asset value, end of year	$19.73	$20.65	$19.08	$16.02	$18.16

Total return(2)	10.38%	8.23%	19.10%	(11.78)%	(7.06)%

Net assets, end of year (000s)	$359,471	$410,756	$441,492	$391,990	$456,946

Ratios to average net assets:
Gross expenses	1.98%	1.94%	1.94%	1.91%	1.94%
Net expenses	1.98	1.91 (3)	1.94	1.91	1.94
Net investment loss	(0.71)	(1.12)	(1.11)	(1.15)	(0.89)

Portfolio turnover rate	93%	79%	104%	87%	49%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(3)	The manager voluntarily waived a portion of its fees.

32         Legg Mason Partners Funds

For a Class C(1)(2) share of beneficial interest outstanding throughout each year ended November 30:

	2005	2004	2003	2002	2001
Net asset value, beginning of year	$20.65	$19.08	$16.02	$18.16	$19.54

Income (loss) from operations:
Net investment loss	(0.15)	(0.22)	(0.18)	(0.20)	(0.16)
Net realized and unrealized gain (loss)	2.15	1.79	3.24	(1.94)	(1.22)

Total income (loss) from operations	2.00	1.57	3.06	(2.14)	(1.38)

Less distributions from:
Net realized gains	(2.92)	—	—	—	—

Total distributions	(2.92)	—	—	—	—

Net asset value, end of year	$19.73	$20.65	$19.08	$16.02	$18.16

Total return(3)	10.38%	8.23%	19.10%	(11.78)%	(7.06)%

Net assets, end of year (000s)	$302,409	$343,906	$355,703	$298,914	$341,072

Ratios to average net assets:
Gross expenses	2.00%	1.95%	1.93%	1.94%	1.90%
Net expenses	2.00	1.92 (4)	1.93	1.94	1.90
Net investment loss	(0.73)	(1.13)	(1.10)	(1.18)	(0.86)

Portfolio turnover rate	93%	79%	104%	87%	49%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	The manager voluntarily waived a portion of its fees.

Legg Mason Partners Mid Cap Core Fund         33

For a Class Y(1) share of beneficial interest outstanding throughout each year ended November 30:

	2005	2004	2003	2002		2001
Net asset value, beginning of year	$22.16	$20.23	$16.79	$18.82		$20.02

Income (loss) from operations:
Net investment income (loss)	0.01	0.01	0.01	(0.00	)(2)	0.05
Net realized and unrealized gain (loss)	2.35	1.92	3.43	(2.03)		(1.25)

Total income (loss) from operations	2.36	1.93	3.44	(2.03)		(1.20)

Less distributions from:
Net realized gains	(2.92)	—	—	—		—

Total distributions	(2.92)	—	—	—		—

Net asset value, end of year	$21.60	$22.16	$20.23	$16.79		$18.82

Total return(3)	11.34%	9.54%	20.49%	(10.79)%		(5.99)%

Net assets, end of year (000s)	$1,575	$87,946	$86,517	$76,561		$106,392

Ratios to average net assets:
Gross expenses	0.75%	0.77%	0.76%	0.77%		0.78%
Net expenses	0.75	0.74 (4)	0.76	0.77		0.78
Net investment income (loss)	0.03	0.05	0.07	(0.02)		0.28

Portfolio turnover rate	93%	79%	104%	87%		49%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	The manager voluntarily waived a portion of its fees.

34         Legg Mason Partners Funds

For a Class 1(1) share of beneficial interest outstanding throughout each year ended November 30:

	2005	2004	2003	2002	2001
Net asset value, beginning of year	$21.73	$19.91	$16.60	$18.70	$19.91

Income (loss) from operations:
Net investment income (loss)	0.04	(0.05)	(0.08)	(0.09)	0.03
Net realized and unrealized gain (loss)	2.28	1.87	3.39	(2.01)	(1.24)

Total income (loss) from operations	2.32	1.82	3.31	(2.10)	(1.21)

Less distributions from:
Net realized gains	(2.92)	—	—	—	—

Total distributions	(2.92)	—	—	—	—

Net asset value, end of year	$21.13	$21.73	$19.91	$16.60	$18.70

Total return(2)	11.37%	9.14%	19.94%	(11.23)%	(6.08)%

Net assets, end of year (000s)	$6,434	$6,002	$5,309	$4,461	$4,284

Ratios to average net assets:
Gross expenses	1.10%	1.08%	1.27%	1.25%	0.89%
Expenses	1.10	1.06 (3)	1.27	1.25	0.89
Net investment income (loss)	0.18	(0.26)	(0.44)	(0.49)	0.15

Portfolio turnover rate	93%	79%	104%	87%	49%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(3)	The manager voluntarily waived a portion of its fees.

Legg Mason Partners Mid Cap Core Fund         35

(Investment Company Act file no. 811-06444)

FD01499 5/06

Legg Mason Partners Mid Cap Core Fund

A separate investment fund of Legg Mason Partners Investment Trust

You may visit the fund’s website at www.leggmason.com/InvestorServices for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports (without charge) by contacting your Service Agent, by calling Shareholder Services at 1-800-451-2010 (or for clients of a PFS Registered Representative, call Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Legg Mason Partners Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Legg Mason Partners
Large Cap Growth Fund

Class A, B, C and Y Shares

PROSPECTUS

March 30, 2006,
     as amended
   May 11, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------
  LOGO

  LEGG
 MASON
--------

--------------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE
--------------------------------------------------------------------------------

Legg Mason Partners
Large Cap Growth Fund

Contents

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

The fund is a separate investment fund of Legg Mason Partners Investment Trust, a Massachusetts business trust.

Prior to April 7, 2006, the trust's name was Smith Barney Investment Trust and the fund was named Smith Barney Large Capitalization Growth Fund. The fund's investment objectives and strategy were not affected as a result of these changes.

"Smith Barney" and "Salomon Brothers" are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund's investment manager, are not affiliated with Citigroup.

Investments, risks and performance

Investment objective

The fund seeks long-term growth of capital.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index.
Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund's 80% investment policy.
Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

Selection process

The manager emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The manager attempts to identify established large capitalization companies with the highest growth potential. The manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the manager attempts to identify the best values available among the growth companies identified.

      In selecting individual companies for investment, the manager considers:

..     Favorable earnings prospects
..     Technological innovation
..     Industry dominance
..     Competitive products and services
..     Global scope
..     Long-term operating history
..     Consistent and sustainable long-term growth in dividends and earnings per share
..     Strong cash flow
..     High return on equity
..     Strong financial condition
..     Experienced and effective management

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, as a result of the following:

..     U.S. stock markets decline or perform poorly relative to other types of investments
..     An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
..     Large capitalization stocks fall out of favor with investors
..     The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect

                                   Legg Mason Partners Large Cap Growth Fund   1

Who may want to invest

The fund may be an appropriate investment if you:

..     Are seeking to participate in the long-term growth potential of the U.S.
      stock market
..     Are looking for an investment with potentially greater return but higher risk than fixed income investments
..     Are willing to accept the risks of the stock market

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the return of a broad-based unmanaged securities market index. The bar chart and the information below show performance of the fund's
Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of period. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

   [The following table was depicted as a bar chart in the printed material.]

        98        99        00         01        02       03       04      05
       ----      ----      ----       ----      ----     ----     ----    ----
      56.00%    30.84%    (8.78)%   (12.79)%  (25.58)%  46.74%   0.23%    5.12%

                        Calendar years ended December 31

Highest and lowest quarter returns (for periods shown in the bar chart):
Highest: 38.99% in 4th quarter 1998; Lowest: (18.50)% in 2nd quarter 2002.

2   Legg Mason Partners Funds

--------------------------------------------------------------------------------
Average Annual Total Returns (for periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                                       Since      Inception
                                             1 year      5 years     Inception       Date
===========================================================================================
Class A
-------------------------------------------------------------------------------------------
Return before taxes                          (0.13)%     (0.96)%       7.80%       08/29/97
-------------------------------------------------------------------------------------------
Return after taxes on distributions(1)       (0.13)%     (0.96)%       7.74%
-------------------------------------------------------------------------------------------
Return after taxes on distributions and
sale of fund shares(1)                       (0.08)%     (0.81)%       6.84%
-------------------------------------------------------------------------------------------
Other Classes (Return before taxes only)
-------------------------------------------------------------------------------------------
Class B                                      (0.65)%     (0.88)%       7.67%       08/29/97
-------------------------------------------------------------------------------------------
Class C                                       3.35%      (0.69)%       7.66%       08/29/97
-------------------------------------------------------------------------------------------
Class Y                                       5.52%       0.44%        8.18%       10/15/97
-------------------------------------------------------------------------------------------
Russell 1000 Growth Index(2)                  5.26%      (3.58)%       2.92%           *
-------------------------------------------------------------------------------------------

(1)   After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary because of differences in sales charges and expenses.
(2)   The Russell 1000 Growth Index is an unmanaged index considered indicative of the growth-oriented domestic stock market in general and is comprised of stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values.
*     Index comparison begins on August 29, 1997.

It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

                                   Legg Mason Partners Large Cap Growth Fund   3

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

------------------------------------------------------------------------------------------------------------------
Shareholder Fees
------------------------------------------------------------------------------------------------------------------

(fees paid directly from your investment)                              Class A     Class B     Class C     Class Y
==================================================================================================================
Maximum sales charge (load) imposed on purchases
(as a % of offering price)                                              5.00%       None        None        None
------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a % of the lower of
net asset value at purchase or redemption)                              None*       5.00%       1.00%       None
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
------------------------------------------------------------------------------------------------------------------

(expenses deducted from fund assets)                                   Class A     Class B     Class C     Class Y
==================================================================================================================
Management fee(1)                                                       0.71%       0.71%       0.71%       0.71%
------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                                   0.25%       1.00%       1.00%       none
------------------------------------------------------------------------------------------------------------------
Other expenses                                                          0.18%       0.16%       0.18%       0.04%
------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses(1)                                 1.14%       1.87%       1.89%       0.75%
------------------------------------------------------------------------------------------------------------------

*     You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(1)   Effective October 1, 2005, the fund has the management fee schedule that reduces the investment management fee on assets in excess of $1 billion as follows: 0.750% on assets up to $1 billion; 0.725% on assets in excess of
      $1 billion up to and including $2 billion; 0.700% on assets in excess of
      $2 billion and up to and including $5 billion; 0.675% on assets in excess of $5 billion and up to and including $10 billion; and 0.650% on assets in excess of $10 billion. The "Management Fees" and "Total annual fund operating expenses" in the table above have been restated to reflect the new fee schedule.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower.
The example assumes:

..     You invest $10,000 in the fund for the period shown
..     Your investment has a 5% return each year--the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance
..     You reinvest all distributions and dividends without a sales charge
..     The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

--------------------------------------------------------------------------------
Number of Years You Own Your Shares
--------------------------------------------------------------------------------
                                           1 year   3 years   5 years   10 years
================================================================================
Class A (with or without redemption)        $610     $844      $1,096   $1,816
--------------------------------------------------------------------------------
Class B (redemption at end of period)       $690     $888      $1,111   $2,001*
--------------------------------------------------------------------------------
Class B (no redemption)                     $190     $588      $1,011   $2,001*
--------------------------------------------------------------------------------
Class C (with redemption)                   $292     $594      $1,021   $2,212
--------------------------------------------------------------------------------
Class C (no redemption)                     $192     $594      $1,021   $2,212
--------------------------------------------------------------------------------
Class Y (with or without redemption)        $ 77     $240      $  417   $  930
--------------------------------------------------------------------------------
*     Assumes conversion to Class A shares approximately eight years after purchase.

4   Legg Mason Partners Funds

More on the fund's investments

Foreign investments

The fund may invest up to 10% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. The fund's investments in securities of foreign issuers involve greater risk than investments in securities of United States issuers.
Many foreign countries the fund invests in have markets that are less liquid and more volatile than markets in the United States. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Short-term investments

While the fund intends to invest substantially all of its assets in equity securities, the fund may maintain up to 20% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Other investments

The fund may invest up to 20% of its assets in equity securities of companies with total market capitalizations below $5 billion (i.e., medium or small capitalization companies).

      The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional
Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this
Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Portfolio holdings

The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are available in the SAI.

                                   Legg Mason Partners Large Cap Growth Fund   5

Management

Manager

The fund's investment manager is Smith Barney Fund Management LLC ("SBFM" or the
"manager"). The manager's address is 399 Park Avenue, New York, New York 10022.
The manager selects the fund's investments, oversees its operations and provides administrative services. A discussion regarding the basis for the board's approval of the fund's management agreement with SBFM is available in the fund's annual report for the fiscal year ended November 30, 2005.

      On June 23, 2005, Citigroup Inc. ("Citigroup") entered into an agreement to sell substantially all of its asset management business, which included the manager, to Legg Mason, Inc. ("Legg Mason"). The transaction took place on
December 1, 2005. As a result, the manager, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason.

      Legg Mason, whose principal executive offices are at 100 Light Street,
Baltimore, Maryland 21202, is a financial services holding company. As of
December 31, 2005, Legg Mason's asset management operation had aggregate assets under management of approximately $850 billion.

Portfolio manager

      Alan Blake, investment officer of the manager, has been responsible for the day-to-day management of the fund's portfolio since its inception in 1997.

      The SAI provides additional information about the portfolio manager's compensation, any other accounts managed by the portfolio manager, and any fund shares held by the portfolio manager and has more detailed information about the manager and other fund service providers.

Management fee

For its services, the manager received a fee during the fund's last fiscal year equal on an annual basis to 0.74% of the fund's average daily net assets.

Distribution plan

Legg Mason Investor Services, LLC ("LMIS"), a wholly-owned broker-dealer subsidiary of Legg Mason, Citigroup Global Markets Inc. ("CGMI") and PFS
Investments Inc. ("PFS") serve as the fund's distributors.

      The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and
C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

      In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

      The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributors, affiliates of SBFM,

6   Legg Mason Partners Funds

broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc., located at P.O. Box 9699, Providence, Rhode Island 02940-9699 serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the "Funds").

      The SEC order finds that SBFM and CGMI willfully violated Section 206(1)
of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group ("First
Data"), the Fund's then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before;
and that Citigroup Asset Management ("CAM"), the Citigroup business unit that, at the time, included the manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and
CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2)
of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued
to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrong-doing or liability for purposes of any other proceeding.

    The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires
Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million.
Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed

                                   Legg Mason Partners Large Cap Growth Fund   7

pursuant to a plan submitted for approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.
The order also requires that transfer agency fees received from the Funds since
December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the affected Funds.

      The order required SBFM to recommend a new transfer agent contract to the
Funds' boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent,
SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21,
2005, and within the specified timeframe, the fund's Board selected a new transfer agent for the fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

      Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

      On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8   Legg Mason Partners Funds

Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, C and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

..     How much you plan to invest.
..     How long you expect to own the shares.
..     The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus.
..     Whether you qualify for any reduction or waiver of sales charges.

      If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

      You may buy shares from:

..     Certain broker-dealers, financial intermediaries, financial institutions or Smith Barney Financial Advisors or PFS Registered Representatives (each called a "Service Agent").
..     The fund, but only if you are investing through certain qualified plans or
      Service Agents.

      Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                               Initial             Additional
                                                Classes A, B, C        Class Y     All Classes
==============================================================================================
General                                             $1,000           $15 million      $50
----------------------------------------------------------------------------------------------
IRAs, Self Employed Retirement Plans,
Uniform Gifts or Transfers to Minor Accounts        $  250           $15 million      $50
----------------------------------------------------------------------------------------------
Qualified Retirement Plans*                         $   25           $15 million      $25
----------------------------------------------------------------------------------------------
Simple IRAs                                         $    1               N/A          $ 1
----------------------------------------------------------------------------------------------
Monthly Systematic Investment Plans                 $   25               N/A          $25
----------------------------------------------------------------------------------------------
Quarterly Systematic Investment Plans               $   50               N/A          $50
----------------------------------------------------------------------------------------------
*     Qualified Retirement Plans are retirement plans qualified under Section
      403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k)
      plans

                                   Legg Mason Partners Large Cap Growth Fund   9

      More information about the fund's classes of shares is available through the Legg Mason Partners Funds' website. You'll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

..     the front-end sales charges that apply to the purchase of Class A shares
..     the deferred sales charges that apply to the redemption of Class B shares,
      Class C shares and certain Class A shares (within one year)
..     who qualifies for lower sales charges on Class A shares
..     who qualifies for a sales load waiver

      Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

10   Legg Mason Partners Funds

Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service
Agent may receive different compensation depending upon which class you choose.

--------------------------------------------------------------------------------------------------------
                      Class A                 Class B               Class C               Class Y
========================================================================================================
Key features    .  Initial sales        .  No Initial sales   .  No Initial sales   .  No Initial or
                   charge                  charge                charge                deferred sales
                .  You may qualify      .  Deferred sales     .  Deferred sales        charge
                   for reduction           charge declines       charge for only    .  Must invest at
                   or waiver of            over time             1 year                least $15 million
                   initial sales        .  Converts to        .  Does not convert   .  Lower annual
                   charge                  Class A after         to Class A            expenses than the
                .  Lower annual            8 years            .  Higher annual         other classes
                   expenses than        .  Higher annual         expenses than
                   Class B and             expenses than         Class A
                   Class C                 Class A
--------------------------------------------------------------------------------------------------------
Initial sales      Up to 5.00%;            None                  None                  None
charge             reduced for
                   large purchases
                   and waived for
                   certain investors.
                   No charge for
                   purchases of
                   $1,000,000 or
                   more
--------------------------------------------------------------------------------------------------------
Deferred sales     1.00% on                Up to 5.00%           1.00% if you          None
charge             purchases of            charged when          redeem within
                   $1,000,000 or           you redeem            1 year of
                   more if you             shares. The           purchase
                   redeem within           charge is
                   1 year of               reduced over
                   purchase                time and there
                                           is no deferred
                                           sales charge
                                           after 5 years
--------------------------------------------------------------------------------------------------------
Annual             0.25% of                1.00% of              1.00% of              None
distribution       average daily           average daily         average daily
and service        net assets              net assets            net assets
fees
--------------------------------------------------------------------------------------------------------
Exchange           Class A shares          Class B shares        Class C shares        Class Y shares
Privilege*         of most Legg            of most Legg          of most Legg          of most Legg
                   Mason Partners          Mason Partners        Mason Partners        Mason Partners
                   funds                   funds                 funds                 funds
--------------------------------------------------------------------------------------------------------
*     Ask your Service Agent for the Legg Mason Partners funds available for exchange.

                                  Legg Mason Partners Large Cap Growth Fund   11

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

      The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker-dealer compensation that is paid out of the sales charge. For shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an mount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10%
of the sales charge to LMIS. For shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charges paid on redemptions) and will retain the full amount of such sales charge.
Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the
Class A shares serviced by them.

                                     Sales Charge     Sales Charge     Broker/Dealer
                                       as a % of        as a % of       commission
                                       offering        net amount        as a % of
Amount of purchase                       price          invested      offering price
====================================================================================
Less than $25,000                        5.00            5.26              4.50
------------------------------------------------------------------------------------
$25,000 but less than $50,000            4.25            4.44              3.83
------------------------------------------------------------------------------------
$50,000 but less than $100,000           3.75            3.90              3.38
------------------------------------------------------------------------------------
$100,000 but less than $250,000          3.25            3.36              2.93
------------------------------------------------------------------------------------
$250,000 but less than $500,000          2.75            2.83              2.48
------------------------------------------------------------------------------------
$500,000 but less than $1,000,000        2.00            2.04              1.80
------------------------------------------------------------------------------------
$1,000,000 or more                        -0-             -0-           up to 1.00*
------------------------------------------------------------------------------------

*     A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the
      Service Agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class
A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

12   Legg Mason Partners Funds

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of
Legg Mason Partners funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your
Service Agent or the transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

..     Accumulation privilege - lets you combine the current value of Class A shares of the fund with all other shares of Legg Mason Partners funds that are owned by:

      .     you; or
      .     your spouse and children under the age of 21; and

      that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

      Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge and shares of those money market fund shares noted below) and Legg
Mason Partners S&P 500 Index Fund may not be combined. However, shares of Legg
Mason Partners Exchange Reserve Fund and Class C shares of Legg Mason Partners
Adjustable Rate Income Fund, Legg Mason Partners Inflation Management Fund, Legg
Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason
Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners
Limited Term Municipals Fund, Smith Barney Money Funds, Inc.--Cash and
Government Portfolios, Legg Mason Partners Short Duration Municipal Income Fund,
and Legg Mason Partners Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

      If your current purchase order will be placed through a Smith Barney
Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service
Agents to determine which shares may be combined.

      Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

..     Letter of intent - lets you purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount.
      Generally, purchases of any Legg Mason Partners fund shares that are subject to a sales charge and are purchased during the 13-month period by

      .     you; or
      .     your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your

                                  Legg Mason Partners Large Cap Growth Fund   13

asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

      If you are setting up your letter of intent through a Smith Barney
Financial Advisor, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service
Agents to determine which shares may be combined.

      Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners funds offered with a sales charge and shares of those money market funds noted below) and Legg Mason
Partners S&P 500 Index Fund may not be combined. However, shares of Legg Mason
Partners Exchange Reserve Fund and Class C shares of Legg Mason Partners
Adjustable Rate Income Fund, Legg Mason Partners Inflation Management Fund, Legg
Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason
Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners
Limited Term Municipals Fund, Smith Barney Money Funds, Inc.--Cash and
Government Portfolios, Legg Mason Partners Short Duration Municipal Income Fund,
and Legg Mason Partners Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

      If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

..     Employees of NASD members
..     Investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with CGMI
..     Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor's Service Agent is notified

      If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason Partners
Funds' website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment - increases.

Year after purchase           1st    2nd    3rd    4th    5th    6th through 8th
================================================================================
Deferred sales charge         5%     4%     3%     2%     1%           0%
--------------------------------------------------------------------------------

14   Legg Mason Partners Funds

      LMIS will pay Service Agents other than PFS, including CGMI, selling Class
B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the deferred sales charges paid upon certain redemptions. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

                                          Shares issued:                Shares issued:
Shares issued:                            On reinvestment of            Upon exchange from
At initial                                dividends and                 another Legg Mason
purchase                                  distributions                 Partners fund
=================================================================================================
Eight years after the date of purchase    In same proportion as the     On the date the shares
payment                                   number of Class B shares      originally acquired would
                                          converting is to total        have converted into
                                          Class B shares you own        Class A shares
                                          (excluding shares issued
                                          as dividends)

Class C shares (available through certain Service Agents)

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

      LMIS will pay Service Agents selling Class C shares a commission of up to
1.00% of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service
Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class Y shares (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can also use a letter of intent to meet this minimum requirement by buying Class Y shares over a 13-month period. To qualify, you must initially invest at least $5,000,000.

                                  Legg Mason Partners Large Cap Growth Fund   15

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

      In addition, you do not pay a deferred sales charge on:

..     Shares exchanged for shares of another Legg Mason Partners fund
..     Shares representing reinvested distributions and dividends
..     Shares no longer subject to the deferred sales charge

      Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

      If you redeemed shares of a Legg Mason Partners fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

      The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

..     On payments made through certain systematic withdrawal plans
..     On certain distributions from a retirement plan
..     For involuntary redemptions of small account balances
..     For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason Partners
Funds' website: http://leggmason.com/InvestorServices and click on the name of the fund.

16   Legg Mason Partners Funds

Buying shares

       Through a   You should contact your Service Agent to open a brokerage
   Service Agent   account and make arrangements to buy shares.

                      If you do not provide the following information, your
                   order will be rejected:

                   .  Class of shares being bought
                   .  Dollar amount or number of shares being bought

                      Your Service Agent may charge an annual account
                   maintenance fee.
--------------------------------------------------------------------------------
Through the fund   Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy
                   shares directly from the fund.

                   .  Write the fund at the following address:

                        Legg Mason Partners Investment Trust
                        Legg Mason Partners Large Cap Growth Fund
                        (Specify class of shares)
                        c/o PFPC Inc.
                        P.O. Box 9699
                        Providence, Rhode Island 02940-9699

                   .  Enclose a check to pay for the shares. For initial
                      purchases, complete and send an account application
                   .  For more information, please call Shareholder Services at
                      1-800-451-2010
--------------------------------------------------------------------------------
       Through a   You may authorize a Service Agent or the transfer agent to
      systematic   transfer funds automatically from (i) a regular bank account,
 investment plan   (ii) cash held in a brokerage account opened with a Service
                   Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                   .  Amounts transferred should be at least $25 monthly or $50 quarterly.
                   .  If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent
                      may charge you a fee.

                   For more information, contact your Service Agent or transfer agent or consult the SAI.

                                  Legg Mason Partners Large Cap Growth Fund   17

Exchanging shares

        Legg Mason   You should contact your Service Agent to exchange into
 Partners offers a   other Legg Mason Partners funds. Be sure to read the
distinctive family   prospectus of the Legg Mason Partners fund into which you
 of funds tailored   are exchanging. An exchange is a taxable transaction.
  to help meet the
  varying needs of   .  You may exchange shares only for shares of the same
    both large and      class of another Legg Mason Partners fund. Not all Legg
   small investors      Mason Partners funds offer all classes
                     .  Not all Legg Mason Partners funds may be offered in your state of residence. Contact your Service Agent or the
                        transfer agent for further information
                     .  Exchanges of Class A, Class B and Class C shares are
                        subject to minimum investment requirements (except for
                        systematic investment plan exchanges), and all shares
                        are subject to the other requirements of the fund into
                        which exchanges are made
                     .  If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with
                        signed stock powers (documents transferring ownership of
                        certificates) before the exchange is effective
                     .  The fund may suspend or terminate your exchange
                        privilege if you engage in an excessive pattern of
                        exchanges
--------------------------------------------------------------------------------
         Waiver of   Your shares will not be subject to an initial sales charge
  additional sales   at the time of the exchange.
           charges
                        Your deferred sales charge (if any) will continue to be
                     measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will
                     be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be
                     reduced.

--------------------------------------------------------------------------------
      By telephone   If you do not have a brokerage account with a Service
                     Agent, you may be eligible to exchange shares through the
                     fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone
                     exchanges on any day the NYSE is open. For clients of a PFS
                     Registered Representative, call Primerica Shareholder
                     Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
                     (Eastern time). All other shareholders should call
                     Shareholder Services, at 1-800-451-2010 between 9:00 a.m.
                     and 4:00 p.m. (Eastern time). Requests received after the
                     close of regular trading on the NYSE are priced at the net asset value next determined.

                        You can make telephone exchanges only between accounts
                     that have identical registrations.

--------------------------------------------------------------------------------
           By mail   If you do not have a brokerage account, contact your
                     Service Agent or write to the transfer agent at the address on the following page.

18   Legg Mason Partners Funds

Redeeming shares

         Generally   Contact your Service Agent to redeem shares of the fund.

                        If you hold share certificates, the transfer agent must
                     receive the certificates endorsed for transfer or with
                     signed stock powers (documents transferring ownership of
                     certificates) before the redemption is effective.

                        If the shares are held by a fiduciary or corporation,
                     other documents may be required.

                        Your redemption proceeds will be sent within three
                     business days after your request is received in good order.
                     However, if you recently purchased your shares by check,
                     your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days.

                        If you have a brokerage account with a Service Agent,
                     your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption
                     proceeds will be paid by check mailed to your address of
                     record
--------------------------------------------------------------------------------
           By mail   For accounts held directly at the fund, send written
                     requests to the fund at the applicable address:

                        For clients of a PFS Registered Representative, write
                     PFPC Inc. c/o Primerica Shareholder Services at the
                     following address:

                           PFPC Inc.
                           c/o Primerica Shareholder Services
                           P.O. Box 9662
                           Providence, Rhode Island 02940-9662

                        For all other investors, send your request to PFPC Inc.
                     at the following address:

                           Legg Mason Partners Investment Trust
                           Legg Mason Partners Large Cap Growth Fund
                           (Specify class of shares)
                           c/o PFPC Inc.
                           P.O. Box 9699
                           Providence, Rhode Island 02940-9699

                        Your written request must provide the following:

                     .  The fund name and your account number
                     .  The class of shares and the dollar amount or number of
                        shares to be redeemed
                     .  Signatures of each owner exactly as the account is
                        registered

                                  Legg Mason Partners Large Cap Growth Fund   19

      By telephone   If you do not have a brokerage account with a Service
                     Agent, you may be eligible to exchange shares through the
                     fund in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by
                     telephone on any day the NYSE is open. For clients of a PFS
                     Registered Representative, call Primerica Shareholder
                     Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
                     (Eastern time). All other shareholders should call
                     Shareholder Services at 1-800- 451-2010 between 9:00 a.m.
                     and 4:00 p.m. (Eastern time). Requests received after the
                     close of regular trading on the NYSE are priced at the net asset value next determined.

                        Your redemption proceeds can be sent by check to your
                     address of record or by wire or electronic transfer (ACH)
                     to a bank account designated on your authorization form.
                     You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents.
                     The transfer agent may charge a fee on a wire or an
                     electronic transfer (ACH).
--------------------------------------------------------------------------------
    Automatic cash   You can arrange for the automatic redemption of a portion
  withdrawal plans   of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least
                     $10,000 ($5,000 for retirement plan accounts) and each
                     automatic redemption must be at least $50. If your shares
                     are subject to a deferred sales charge, the sales charge
                     will be waived if your automatic payments are equal to or
                     less than 1% per month of the value of your shares subject to a deferred sales charge.

                        The following conditions apply:

                     .  Your shares must not be represented by certificates
                     .  All dividends and distributions must be reinvested

                     For more information, contact your Service Agent or consult the SAI.

20   Legg Mason Partners Funds

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order.
This means you have provided the following information without which your request will not be processed:

..     Name of the fund
..     Your account number
..     Class of shares being bought, exchanged or redeemed
..     Dollar amount or number of shares being bought, exchanged or redeemed
..     Signature of each owner exactly as the account is registered

      The fund's transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

..     Are redeeming over $50,000
..     Are sending signed share certificates or stock powers to the transfer agent
..     Instruct the transfer agent to mail the check to an address different from the one on your account
..     Changed your account registration
..     Want the check paid to someone other than the account owner(s)
..     Are transferring the redemption proceeds to an account with a different registration

      You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

      The fund has the right to:

..     Suspend the offering of shares
..     Waive or change minimum and additional investment amounts
..     Reject any purchase or exchange order
..     Change, revoke or suspend the exchange privilege
..     Suspend telephone transactions
..     Suspend or postpone redemptions of shares on any day when trading on the
      NYSE is restricted, or as otherwise permitted by the SEC
..     Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to

                                  Legg Mason Partners Large Cap Growth Fund   21

make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of the accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

      The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent, the transfer agent or consult the SAI.

Frequent Purchases and Sales of Fund Shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund's portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund's long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective.
Frequent trading may cause a fund to sell securities at less favorable prices.
Transaction costs, such as brokerage commissions and market spreads, can detract from the fund's performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund's share price, which is determined at the close of the
NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

      Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

22   Legg Mason Partners Funds

      The fund's policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

      The fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

                                  Legg Mason Partners Large Cap Growth Fund   23

Dividends, distributions and taxes

Dividends and Distributions

The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.
The fund expects distributions to be primarily from capital gains. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your
Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service
Agent or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the funds.

Transaction                             Federal tax status
================================================================================
Redemption or exchange of shares        Usually capital gain or loss; long-term
                                        only if shares owned more than one year
--------------------------------------------------------------------------------
Long-term capital gain distributions    Long-term capital gain
--------------------------------------------------------------------------------
Dividends                               Ordinary income, potentially taxable at
                                        long-term capital gain rates
--------------------------------------------------------------------------------

      Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares.
Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to
"qualified dividend income" received by the fund. "Qualified dividend income"
generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

      Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

      After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous

24   Legg Mason Partners Funds

year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

      The above discussion is applicable to shareholders who are U.S. persons.
If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

                                  Legg Mason Partners Large Cap Growth Fund   25

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class, the fund's net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

      The board of trustees has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value.
The valuation of the securities of the fund is determined in good faith by or under the direction of the board of trustees. The board of trustees has delegated certain valuation functions for the fund to the manager.

      The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund's currency valuations, if any, are done as of when the London stock exchange closes, which is usually at
12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund's board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

      Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

      International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

26   Legg Mason Partners Funds

      In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

      Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the transfer agent before the transfer agent's close of business.

                                  Legg Mason Partners Large Cap Growth Fund   27

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class of the fund for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund's financial statements which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

--------------------------------------------------------------------------------
For a Class A(1) share of beneficial interest outstanding throughout each year ended November 30:
--------------------------------------------------------------------------------

                                               2005          2004            2003          2002          2001
==================================================================================================================
Net Asset Value, Beginning of Year          $   20.74     $   21.16       $   16.56     $   20.30     $   22.31
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                           (0.06)        (0.00)(2)       (0.06)        (0.04)        (0.05)
  Net realized and unrealized gain (loss)        2.62         (0.42)           4.66         (3.70)        (1.96)
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              2.56         (0.42)           4.60         (3.74)        (2.01)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $   23.30     $   20.74       $   21.16     $   16.56     $   20.30
------------------------------------------------------------------------------------------------------------------
Total Return(3)                                 12.34%        (1.98)%         27.78%       (18.42)%       (9.01)%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $   2,040     $   1,280       $   1,121     $     722     $     912
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Gross expenses                                 1.17%         1.17%           1.14%         1.16%         1.13%
  Net expenses                                   1.17          1.15(4)         1.14          1.16          1.13
  Net investment income (loss)                  (0.30)         0.02           (0.32)        (0.24)        (0.26)
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            12%            5%              6%           13%            8%
------------------------------------------------------------------------------------------------------------------

(1)   Per share amounts have been calculated using the average shares method.
(2)   Amount represents less than $0.01 per share.
(3)   Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)   The manager voluntarily waived a portion of its fees.

28   Legg Mason Partners Funds

--------------------------------------------------------------------------------
For a Class B(1) share of beneficial interest outstanding throughout each year ended November 30:
--------------------------------------------------------------------------------

                                              2005          2004            2003          2002          2001
==================================================================================================================
Net Asset Value, Beginning of Year          $   19.66     $   20.20       $   15.93     $   19.67     $   21.78
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                           (0.21)        (0.16)          (0.18)        (0.17)        (0.21)
  Net realized and unrealized gain (loss)        2.47         (0.38)           4.45         (3.57)        (1.90)
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              2.26         (0.54)           4.27         (3.74)        (2.11)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $   21.92     $   19.66       $   20.20     $   15.93     $   19.67
------------------------------------------------------------------------------------------------------------------
Total Return(2)                                 11.50%        (2.67)%         26.80%       (19.01)%       (9.69)%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $     754     $     981       $   1,171     $     981     $   1,451
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Gross expenses                                 1.90%         1.90%           1.89%         1.89%         1.89%
  Net expenses                                   1.90          1.88(3)         1.89          1.89          1.89
  Net investment loss                           (1.05)        (0.77)          (1.06)        (0.98)        (1.03)
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            12%            5%              6%           13%            8%
------------------------------------------------------------------------------------------------------------------
(1)   Per share amounts have been calculated using the average shares method.
(2)   Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)   The manager voluntarily waived a portion of its fees.

                                  Legg Mason Partners Large Cap Growth Fund   29

--------------------------------------------------------------------------------
For a Class C(1)(2) share of beneficial interest outstanding throughout each year ended November 30:
--------------------------------------------------------------------------------

                                              2005         2004           2003         2002         2001
==============================================================================================================
Net Asset Value, Beginning of Year           $  19.65     $  20.20        $   15.92     $   19.67     $  21.78
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                           (0.22)       (0.15)           (0.18)        (0.17)       (0.21)
  Net realized and unrealized gain (loss)        2.48        (0.40)            4.46         (3.58)       (1.90)
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              2.26        (0.55)            4.28         (3.75)       (2.11)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $  21.91     $  19.65        $   20.20     $   15.92     $  19.67
------------------------------------------------------------------------------------------------------------------
Total Return(3)                                 11.50%       (2.72)%          26.88%       (19.06)%      (9.69)%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $    902     $    935        $     960     $     702     $    923
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Gross expenses                                 1.92%        1.90%            1.91%         1.91%        1.89%
  Net expenses                                   1.92         1.88(4)          1.91          1.91         1.89
  Net investment loss                           (1.07)       (0.74)           (1.08)        (1.00)       (1.03)
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            12%           5%               6%           13%           8%
------------------------------------------------------------------------------------------------------------------
(1)   Per share amounts have been calculated using the average shares method.
(2)   On April 29, 2004, Class L shares were renamed as Class C shares.
(3)   Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)   The manager voluntarily waived a portion of its fees.

30   Legg Mason Partners Funds

--------------------------------------------------------------------------------
For a Class Y(1) share of beneficial interest outstanding throughout each year ended November 30:
--------------------------------------------------------------------------------

                                               2005         2004            2003         2002          2001
================================================================================================================
Net Asset Value, Beginning of Year          $   21.31     $   21.65       $   16.88     $   20.61     $   22.57
------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.02          0.09            0.01          0.03          0.02
  Net realized and unrealized gain (loss)        2.70         (0.43)           4.76         (3.76)        (1.98)
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              2.72         (0.34)           4.77         (3.73)        (1.96)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $   24.03     $   21.31       $   21.65     $   16.88     $   20.61
------------------------------------------------------------------------------------------------------------------
Total Return(2)                                 12.76%        (1.57)%         28.26%       (18.10)%       (8.68)%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $   2,460     $   1,635       $   1,449     $     492     $     341
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Gross expenses                                 0.78%         0.79%           0.76%         0.77%         0.77%
  Net expenses                                   0.78          0.76(3)         0.76          0.77          0.77
  Net investment income                          0.09          0.41            0.05          0.16          0.10
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            12%            5%              6%           13%            8%
------------------------------------------------------------------------------------------------------------------
(1)   Per share amounts have been calculated using the average shares method.
(2)   Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)   The manager voluntarily waived a portion of its fees.

                                  Legg Mason Partners Large Cap Growth Fund   31

Legg Mason Partners
Large Cap Growth Fund

A separate investment fund of Legg Mason Partners Investment Trust

You may visit the fund's web site at www.leggmason.com/InvestorServices for a free copy of a Prospectus, Statement of Additional Information ("SAI") or an
Annual or Semi-Annual Report or to request other information.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this
Prospectus.

You can make inquiries about the fund or obtain shareholder reports (without charge) by contacting your Service Agent, by calling Shareholder Services at
1-800-451-2010, (or for clients of a PFS Registered Representative, call
Primerica Shareholders Services at 1-800-544-5445) or by writing to the fund at
Legg Mason Partners Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the
Securities and Exchange Commission's (the "SEC") Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the SEC's Internet site at
http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-06444)

FD 01306 5/06

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  LOGO

  LEGG
 MASON
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